SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-11                  95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-D

On February 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-D, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-D relating to the distribution date of February 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2003


                             Payment Date: 02/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1-A-1     139,686,363.40    5.343000%     9,604,803.28    621,953.53   10,226,756.82       0.00       0.00
                        1-A-2      30,288,903.12    5.343000%     2,082,658.24    134,861.34    2,217,519.58       0.00       0.00
                        1-A-3         984,389.35    5.343000%        67,686.39      4,382.99       72,069.39       0.00       0.00
Residual                1-A-R               0.00    5.343000%             0.00          0.07            0.07       0.00       0.00
                        2-A-1      54,206,704.37    5.799000%     4,645,393.63    261,953.90    4,907,347.53       0.00       0.00
                        1-A-P         351,761.99    0.000000%           420.04          0.00          420.04       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         5,004,650.50    5.442721%         4,957.04     22,699.08       27,656.12       0.00       0.00
                        B-2         2,779,699.79    5.442721%         2,753.26     12,607.60       15,360.85       0.00       0.00
                        B-3         2,038,380.35    5.442721%         2,018.99      9,245.27       11,264.26       0.00       0.00
                        B-4           556,734.10    5.442721%           551.44      2,525.12        3,076.56       0.00       0.00
                        B-5           648,034.26    5.442721%           641.87      2,939.22        3,581.09       0.00       0.00
                        B-6         1,019,960.27    5.442721%         1,010.26      4,626.13        5,636.39       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        237,565,581.49     -           16,412,894.44  1,077,794.25   17,490,688.69     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1-A-1     130,081,560.11              0.00
                                1-A-2      28,206,244.87              0.00
                                1-A-3         916,702.96              0.00
Residual                        1-A-R               0.00              0.00
                                2-A-1      49,561,310.74              0.00
                                1-A-P         351,341.95              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         4,999,693.46              0.02
                                B-2         2,776,946.54              0.01
                                B-3         2,036,361.37              0.01
                                B-4           556,182.66              0.00
                                B-5           647,392.39              0.00
                                B-6         1,018,950.01              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        221,152,687.05              0.05
--------------------------------------------------------------------------------

                             Payment Date: 02/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1-A-1 139,686,363.40     5.343000% 06050HJN9    41.653165      2.697227    564.124897
                           1-A-2  30,288,903.12     5.343000% 06050HJP4    41.653165      2.697227    564.124897
                           1-A-3     984,389.35     5.343000% 06052HJQ2    41.653165      2.697227    564.124897
Residual                   1-A-R           0.00     5.343000% 06050HJR0     0.000000      0.652834      0.000000
                           2-A-1  54,206,704.37     5.799000% 06050HJS8    59.031103      3.328766    629.797834
                           1-A-P     351,761.99     0.000000% 06050HJT6     0.937210      0.000000    783.928418
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     5,004,650.50     5.442721% 06050HJU3     0.982955      4.501106    991.412544
                           B-2     2,779,699.79     5.442721% 06050HJUV     0.982955      4.501106    991.412544
                           B-3     2,038,380.35     5.442721% 06050HJW9     0.982955      4.501106    991.412544
                           B-4       556,734.10     5.442721% 06050HKA5     0.982955      4.501108    991.412943
                           B-5       648,034.26     5.442721% 06050HKB3     0.982955      4.501106    991.412544
                           B-6     1,019,960.27     5.442721% 06050HKC1     0.982955      4.501106    991.412544
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     237,565,581.49       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       168,694,342.24    52,458,344.54   221,152,686.78
Loan count                    358              107              465
Avg loan rate           6.360512%        6.410445%             6.37
Prepay amount       11,585,588.03     4,591,959.32    16,177,547.35

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       132,247.06        22,040.95       154,288.01
Sub servicer fees            0.00             0.00             0.00
Trustee fees               601.53           190.36           791.89


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.933554%           100.000000%            225,518,122.22
   -----------------------------------------------------------------------------
   Junior            5.066446%             0.000000%             12,035,526.42
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 2,440,482.05
60 to 89 days                           1                   358,067.78
90 or more                              1                   647,414.19
Foreclosure                             0                         0.00

Totals:                                 6                 3,445,964.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,490,688.69         17,490,688.69
Principal remittance amount           16,412,894.44         16,412,894.44
Interest remittance amount             1,077,794.25          1,077,794.25